UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

WEBSIDESTORY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31613 (Commission File Number)	33-0727173 (IRS Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California (Address of Principal Executive Offices)		92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 546-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement, Item 2.01. Completion of Acquisition or Disposition of Assets and Item 3.02. Unregistered Sales of Equity Securities.

     On May 4, 2005, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 8, 2005, entered into by and among WebSideStory, Inc., a Delaware corporation (“Parent”), WSSI Acquisition Company, a California corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), Avivo Corporation, a California corporation (the “Company”), and Charles M. Linehan, as the Holder Representative (the “Holder Representative”), Merger Sub merged with and into the Company (the “Merger”). As a result of the Merger and pursuant to the terms of the Merger Agreement, the Company is now a wholly-owned subsidiary of Parent and will be merged with and into a wholly-owned subsidiary of Parent within 30 days of the date of the Merger.

     The Company was a privately held company that is a leading provider of on-demand digital marketing applications. The Company’s hosted services include site search and web content management.

     Under the terms of the Merger Agreement, Parent issued 3,123,149 shares of common stock and options and paid $4,199,172 in cash, in exchange for the outstanding capital stock and options of the Company. A permit approving the fairness of the terms and conditions of the Merger (the “Permit”) was issued pursuant to the California Corporate Securities Law of 1968 by the California Commissioner of Corporations following a fairness hearing held on April 28, 2005. Based upon the Permit, the Company relied upon the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended, for the issuance of the shares of common stock and options pursuant to the terms of the Merger Agreement. The Company’s shareholders also have the right to receive an earn-out payment based on achievement of certain revenues by the Company in the fifteen-month period following the closing, with such payment not to exceed $4.1 million.

     In accordance with the terms of the Merger Agreement and the Escrow Agreement (the “Escrow Agreement”), entered into by Parent, Holder Representative and U.S. Stock Transfer Corporation, as Depository Agent, approximately nineteen percent of the common stock and cash will be held in escrow for a fifteen-month period (with a portion extended to up to twenty-four months) following closing of the Merger to satisfy possible indemnification claims made by Parent.

     Parent has also granted, pursuant to its existing equity incentive plan, options to purchase an aggregate of 447,000 shares of Parent common stock to the employees of the Company.

     In connection with the Merger, Parent and certain existing holders of Parent’s common stock entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which certain shareholders of the Company were granted registration rights that are pari passu with the rights previously granted to certain of Parent’s stockholders. In addition, pursuant to the terms of a Stock Transfer Restriction Agreement (the “Lock-Up Agreement”), entered into by Parent and certain shareholders of the Company, roughly 50% the shares of common stock issued to the shareholders of the Company are restricted from being transferred for one year from May 5, 2005, the third business day following the day of the public announcement of Parent’s financial results for the first quarter of 2005. Of the remaining 50% of the shares, 12.5% are no longer subject to the transfer restrictions and 37.5% of such shares will be released from the transfer restrictions in three equal tranches on a quarterly basis following the third business day after the public announcement of Parent’s financial results for the quarters ended June 30, September 30, and December 31, 2005. Notwithstanding the foregoing, any shares of Parent common stock sold pursuant to the Registration Rights Agreement will not be subject to the Lock-Up Agreement.

     The Merger Agreement, the Escrow Agreement, the Registration Rights Agreement, the Lock-Up Agreement and the press release announcing the closing of the Merger are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3 and 99.1, respectively. The forgoing summary is qualified by reference to the Merger Agreement, the Escrow Agreement, the Registration Rights Agreement and the Lock-Up Agreement, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(c)	Exhibits

Exhibit No.		Description
2.1	(1)	Agreement and Plan of Merger dated as of February 8, 2005 entered into by and among WebSideStory, Inc., WSSI Acquisition Company, Avivo Corporation and Charles M. Linehan, as the Holder Representative
10.1	(1)	Form of Escrow Agreement entered into by and among WebSideStory, Inc., Charles M. Linehan, as the Holder Representative, and U.S. Stock Transfer Corporation
10.2	(1)	Form of Stock Transfer Restriction Agreement entered into by and among WebSideStory, Inc. and certain shareholders of Avivo Corporation
10.3	(1)	Form of Amended and Restated Registration Rights Agreement entered into by and among WebSideStory, Inc. and certain stockholders of WebSideStory, Inc.
99.1		Press release dated May 5, 2005.

(1)	Incorporated by reference to the Current Report on Form 8-K of WebSideStory, Inc. filed with the Securities and Exchange Commission on February 10, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSIDESTORY, INC.

Date: May 5, 2005

	By:	/s/ Thomas D. Willardson
Thomas D. Willardson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
2.1	(1)	Agreement and Plan of Merger dated as of February 8, 2005 entered into by and among WebSideStory, Inc., WSSI Acquisition Company, Avivo Corporation and Charles M. Linehan, as the Holder Representative
10.1	(1)	Form of Escrow Agreement entered into by and among WebSideStory, Inc., Charles M. Linehan, as the Holder Representative, and U.S. Stock Transfer Corporation
10.2	(1)	Form of Stock Transfer Restriction Agreement entered into by and among WebSideStory, Inc. and certain shareholders of Avivo Corporation
10.3	(1)	Form of Amended and Restated Registration Rights Agreement entered into by and among WebSideStory, Inc. and certain stockholders of WebSideStory, Inc.
99.1		Press release dated May 5, 2005.

(1)	Incorporated by reference to the Current Report on Form 8-K of WebSideStory, Inc. filed with the Securities and Exchange Commission on February 10, 2005.